                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.


     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                          NORTHFIELD LABORATORIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          NORTHFIELD LABORATORIES INC.
                        1560 Sherman Avenue, Suite 1000
                         Evanston, Illinois 60201-4800
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held
                               September 13, 2002
                          ----------------------------

TO THE STOCKHOLDERS OF NORTHFIELD LABORATORIES INC:

     The Annual Meeting of the stockholders of Northfield Laboratories Inc. (the "Company") will be held on Friday, September 13, 2002 at 10:00 A.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, for the following purposes:

     1. To elect seven directors to hold office until the next Annual Meeting of the stockholders of the Company;

     2. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the Company's 2003 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on July 22, 2002 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     Stockholders are requested to complete and sign the enclosed Proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

                                          By Order of the Board of Directors

                                          JACK J. KOGUT
                                          Secretary
Evanston, Illinois

August 7, 2002



IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                          NORTHFIELD LABORATORIES INC.

               -------------------------------------------------
                                PROXY STATEMENT
               -------------------------------------------------

     This document is being furnished to holders of the common stock of Northfield Laboratories Inc. in connection with the solicitation of proxies for use at Northfield's annual meeting of stockholders to be held on Friday, September 13, 2002, commencing at 10:00 A.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.


     This document is first being mailed to holders of common stock on or about August 7, 2002.


     Our principal executive offices are located at 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800. Our telephone number is (847) 864-3500. We also maintain an Internet web site at www.northfieldlabs.com. The information contained on our web site is not deemed to be soliciting material and is not incorporated by reference in this document.

VOTING AND RECORD DATE

     Only holders of record of common stock as of the close of business on July 22, 2002, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of July 22, 2002, there were 14,265,875 shares of common stock outstanding and entitled to be voted at the annual meeting.

QUORUM

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Shares that are present and entitled to vote on any of the proposals to be considered at the annual meeting will be considered to be present at the annual meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the enclosed proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal, but otherwise has authority to vote, those shares will also be considered as present for purposes of determining the presence or absence of a quorum at the annual meeting.

REQUIRED VOTE

     Each holder of record of shares who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of our stockholders at the annual meeting. The affirmative vote of a majority of the shares present at the annual meeting will be required to approve the proposals with respect to the election of directors and the ratification of the appointment of our independent auditors.

     Shares that are present and entitled to vote, but which withhold their votes or abstain from voting on a proposal, will have the effect of votes against the proposal. If a broker indicates on the enclosed proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal, those shares will not be considered as votes cast with respect to the proposal, but will be considered as present for purposes of determining the number of votes required to approve the proposal.

     The number of directors comprising our full board of directors is currently fixed at seven. If for any reason fewer than seven nominees for director receive the affirmative vote of a majority of shares present at the annual meeting, it is our intention that all nominees elected by the required majority vote will take office as directors and those incumbent directors receiving the greatest number of votes will continue to serve in the remaining available director positions until our next annual meeting of stockholders.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received, and not revoked, prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the board of directors.

     If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. It is not currently anticipated that any other matters will be raised at the annual meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with Northfield's Corporate Secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares. A proxy may also be revoked by attending the annual meeting and voting in person, although attendance at the annual meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the annual meeting.


SOLICITATION OF PROXIES


     Northfield will bear all of the expenses of this solicitation. We estimate that we will spend approximately $200,000 in connection with this solicitation, of which approximately $50,000 has been spent to date. We have engaged Innisfree M&A Incorporated to assist in this solicitation. We have agreed to pay Innisfree a fee of $10,000 and to reimburse Innisfree for its reasonable out-of-pocket expenses. We have also agreed to indemnify Innisfree against liabilities arising in connection with its engagement, including liabilities arising under the federal securities laws.

     Innisfree may employ up to 75 people in connection with this solicitation. Proxies may be solicited by mail, courier service, Internet, advertising, telephone, telegram, telecopier or in person. Other than Steven A. Gould, M.D. and Jack J. Kogut, no employees of Northfield are expected to participate in this solicitation.

     Arrangements will be made for forwarding proxy solicitation materials to beneficial owners of shares held of record by custodians, nominees and fiduciaries, and we will reimburse these custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this solicitation.

PARTICIPANTS IN THE SOLICITATION

     Under applicable regulations of the Securities and Exchange Commission, each member of our board of directors, each of our director nominees and one of our executive officers may be deemed to be "participants" as defined in Schedule 14A under the Securities Exchange Act of 1934 in Northfield's solicitation of proxies for the annual meeting. Additional information regarding each of the participants is included in Annex A to this document.

ANNUAL REPORT

     A copy of our Annual Report on Form 10-K for our 2002 fiscal year, including financial statements, has been sent simultaneously with this document or has been previously provided to all stockholders entitled to vote at the annual meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The board of directors recommends a vote FOR the election of Northfield's nominees for election as directors and FOR ratification of the appointment of KPMG LLP as independent auditors for Northfield's 2003 fiscal year.

                         ITEM 1. ELECTION OF DIRECTORS

     The number of directors comprising our full board of directors is currently fixed at seven. All of our directors stand for election each year at our annual meeting. Directors elected at this year's annual meeting will hold office until the next annual meeting or until their earlier resignation or removal.

     Northfield's board of directors, based on the recommendation of its nominating committee composed of independent directors, has nominated the following current directors for reelection at the annual meeting. In the event any of the nominees should become unavailable for election, the nominating committee may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies.

                              DIRECTOR                                 PRINCIPAL OCCUPATION AND
            NAME               SINCE            OFFICE                   BUSINESS EXPERIENCE
            ----              --------          ------                 ------------------------
Steven A. Gould, M.D........    1993     Chairman of the Board  Dr. Gould, age 55, is a founding
                                         of Directors and       member of Northfield's scientific team
                                         Chief Executive        and has served as the Chairman and
                                         Officer                Chief Executive Officer of Northfield
                                                                since July 2002. From July 1993 to
                                                                July 2002, Dr. Gould served as
                                                                President and a director of
                                                                Northfield. Prior to that time, Dr.
                                                                Gould served as a Consultant and
                                                                Principal Investigator for
                                                                Northfield's clinical trials. From
                                                                1989 to 1993, Dr. Gould served as
                                                                Chief of the Department of Surgery of
                                                                Michael Reese. Since 1990, Dr. Gould
                                                                has also served as Professor of
                                                                Surgery, nonsalaried, at the
                                                                University of Illinois College of
                                                                Medicine. From 1979 through 1989, Dr.
                                                                Gould was Assistant Professor and then
                                                                Associate Professor in the Department
                                                                of Surgery at The University of
                                                                Chicago School of Medicine. Dr. Gould
                                                                has been involved in development of
                                                                national transfusion policy through
                                                                his participation in the activities of
                                                                the National Heart Lung Blood
                                                                Institute, the National Blood Resource
                                                                Education Panel, the Department of
                                                                Defense, the American Association of
                                                                Blood Banks, the American College of
                                                                Surgeons and The American Red Cross.
                                                                Dr. Gould received his M.D. degree
                                                                from the Boston University School of
                                                                Medicine in 1973.

                              DIRECTOR                                 PRINCIPAL OCCUPATION AND
            NAME               SINCE            OFFICE                   BUSINESS EXPERIENCE
            ----              --------          ------                 ------------------------
Gerald S. Moss, M.D.........    1989           Director         Dr. Moss, age 67, is a founding member
                                                                of Northfield's scientific team and
                                                                has served as a director of Northfield
                                                                since 1989. Since 1989, Dr. Moss has
                                                                been the Dean of the University of
                                                                Illinois College of Medicine. From
                                                                1977 until 1989, Dr. Moss was a
                                                                Professor in the Department of Surgery
                                                                of The University of Chicago School of
                                                                Medicine and Chairman of the
                                                                Department of Surgery at Michael Reese
                                                                Hospital. Dr. Moss has been involved
                                                                in development of national transfusion
                                                                policy through his participation in
                                                                the activities of the National Heart
                                                                Lung Blood Institute, the National
                                                                Blood Resource Education Panel, the
                                                                Department of Defense, the American
                                                                Association of Blood Banks, the
                                                                American Blood Commission, the
                                                                American College of Surgeons and The
                                                                American Red Cross. Dr. Moss received
                                                                his M.D. degree from the Ohio State
                                                                University College of Medicine in
                                                                1960.

Bruce S. Chelberg...........    1989           Director         Mr. Chelberg, age 68, has served as a
                                                                director of Northfield since 1989. Mr.
                                                                Chelberg served from May 1992 through
                                                                November 2000 as the Chairman and
                                                                Chief Executive Officer of
                                                                PepsiAmericas, Inc., formerly known as
                                                                Whitman Corporation, a principal
                                                                stockholder of Northfield. Mr.
                                                                Chelberg is also a director of First
                                                                Midwest Bancorp, Inc., Snap-On
                                                                Incorporated, Actuant Corporation and
                                                                Nortrax Incorporated. Mr. Chelberg
                                                                received his LLB degree from the
                                                                University Of Illinois College of Law
                                                                in 1958.

Jack Olshansky..............    1989           Director         Mr. Olshansky, age 73, has served as a
                                                                director of Northfield since 1989. Mr.
                                                                Olshansky is an independent consultant
                                                                to companies in the healthcare
                                                                industry. From 1983 to July 2000, Mr.
                                                                Olshansky was a founding general
                                                                partner of Montgomery Medical
                                                                Ventures, L.P. Prior to that time, Mr.
                                                                Olshansky served as president of McGaw
                                                                Laboratories, a division of American
                                                                Hospital Supply Corporation, and vice
                                                                president of the Medical Division of
                                                                Cutter Laboratories. Mr. Olshansky is
                                                                also a director of PrisMedical, Inc.,
                                                                Tandem Medical and Medstone, Inc. Mr.
                                                                Olshansky received his B.A. degree
                                                                from Brooklyn College in 1950.

                              DIRECTOR                                 PRINCIPAL OCCUPATION AND
            NAME               SINCE            OFFICE                   BUSINESS EXPERIENCE
            ----              --------          ------                 ------------------------
David A. Savner.............    1998           Director         Mr. Savner, age 58, has served as a
                                                                director of Northfield since April
                                                                1998. Mr. Savner has since April 1998
                                                                been the Senior Vice President and
                                                                General Counsel of General Dynamics
                                                                Corporation. From 1987 to 1998, Mr.
                                                                Savner was a senior partner in the law
                                                                firm of Jenner & Block. Mr. Savner
                                                                received his J.D. degree from
                                                                Northwestern University Law School in
                                                                1968.

     Our board of directors, based on the recommendation of its nominating committee, has additionally nominated the following individuals, who have not previously served as Northfield directors, for election as directors at the annual meeting. In the event any of the nominees should become unavailable for election, the nominating committee may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies.

                                                            PRINCIPAL OCCUPATION AND
             NAME                 OFFICE                      BUSINESS EXPERIENCE
             ----                 ------                    ------------------------
John F. Bierbaum...............  Director   Mr. Bierbaum, age 58, has served since 2000 as Executive
                                            Vice President and a director of PepsiAmericas, Inc.,
                                            formerly known as Whitman Corporation, a principal
                                            stockholder of Northfield. From 1988 to 2000, Mr.
                                            Bierbaum served as Senior Vice President, Chief
                                            Financial Officer and a director of PepsiAmericas, Inc.
                                            Mr. Bierbaum received his B.S. degree is Business
                                            Administration -- Accounting from the University of
                                            Minnesota in 1967.

                                                            PRINCIPAL OCCUPATION AND
             NAME                 OFFICE                      BUSINESS EXPERIENCE
             ----                 ------                    ------------------------
Paul M. Ness, M.D..............  Director   Dr. Ness, age 56, is Professor of Pathology, Medicine
                                            and Oncology at the Johns Hopkins University School of
                                            Medicine and has been director of the School's
                                            Transfusion Medicine Division since 1979. Dr. Ness is
                                            the scientific director of the American Red Cross Blood
                                            Services Greater Chesapeake and Potomac Region, where he
                                            previously served as Chief Executive Officer and senior
                                            medical director. Dr. Ness has been involved in the
                                            development of national transfusion policy through
                                            multiple activities. He served on the Blood Products
                                            Advisory Committee of the Food and Drug Administration
                                            from 1996 to 1998 and has also served on numerous FDA
                                            advisory panels. Dr. Ness has also participated in many
                                            scientific panels for the National Heart Lung Blood
                                            Institute. He was the president of the American
                                            Association of Blood Banks in 1999 and has held multiple
                                            leadership positions in that organization. Dr. Ness has
                                            also been a member of the United States Pharmacopoeia
                                            Blood Products Expert Advisory Panel since 1996. He
                                            received his M.D. degree from the State University of
                                            New York in 1971.


STOCKHOLDER NOMINATION

     We have received letters from C. Robert ("Bob") Coates nominating himself and Bert R. Williams III for election as directors at our annual meeting. We have also received and complied with a request by Mr. Coates for a list of our stockholders. On June 24, 2002, Mr. Coates filed a definitive proxy statement with the Securities and Exchange Commission indicating his intention to solicit proxies for the election of himself and Mr. Williams in connection with our annual meeting. The proxy statement is available on the SEC's web site at www.sec.gov.


     Information regarding Mr. Coates' director nominees, including their ages, business addresses, family relationships and business and educational experience, is included in the proxy statement filed by Mr. Coates with the SEC. Certain information regarding these director nominees included in this document has been taken from, and is based upon, the information contained in the definitive proxy statement filed by Mr. Coates.


     Mr. Coates has stated that he is the beneficial owner of 644,200 shares representing approximately 4.5% of Northfield's outstanding common stock. Mr. Williams has stated that he is the beneficial owner of 500 shares of Northfield common stock.

     None of Mr. Coates' director nominees is or has been a director, officer or employee of Northfield, is or has been indebted to Northfield or is or has been a party, directly or through any other firm or entity, to any transaction to which Northfield was also a party. None of the director nominees nor any of their respective associates is a party adverse to Northfield, or has a material interest adverse to Northfield, in connection with any pending litigation or other proceeding. None of the director nominees has been required to comply with the requirements of Section 16(a) of the Securities Exchange Act with respect to their ownership of Northfield common stock.

     In June 2000, Mr. Coates sent a letter to our stockholders that was critical of our management. In August 2000, Mr. Coates filed a proxy statement with the SEC indicating his intention to solicit proxies in favor of the election of himself and three other individuals as directors at our 2000 annual meeting of stockholders. In September 2000, Mr. Coates met with members of our senior management to discuss his proposals with respect to Northfield. As a result of this meeting, Northfield agreed with Mr. Coates on the actions we would take with respect to certain of Mr. Coates' proposals and Mr. Coates withdrew his proposed slate of directors and announced his intention not to solicit proxies in connection with our 2000 annual meeting.

     In August 2001, Mr. Coates filed an action against us and our directors in Delaware court. The suit alleged that we advanced the date of our 2001 annual meeting of stockholders in order to prevent Mr. Coates from waging a proxy contest to elect himself and three other individuals as directors at the annual meeting. Mr. Coates withdrew his lawsuit following our announcement on August 16, 2001 that we were preparing to file our Biologics License Application for our PolyHeme(TM) blood substitute product with the FDA.


     In May 2002, we received a letter from Mr. Coates requesting that he be permitted to meet with our board of directors to present the credentials of his nominees for election as directors. We invited Mr. Coates to meet with our nominating committee to discuss his director nominations. Mr. Coates met individually by telephone with the members of our nominating committee and was given an opportunity to provide information regarding his background and experience and his reasons for seeking to serve on Northfield's board of directors. Following the telephonic meetings with Mr. Coates, the nominating committee met to consider Mr. Coates' nominations. Based on the information presented by Mr. Coates, his actions in connection with Northfield's 2000 and 2001 annual meetings, and his conduct in connection with actual or threatened proxy contests involving several other companies, the nominating committee determined that Mr. Coates' nominees should not be included in the list of individuals recommended by the committee for nomination by Northfield's board for election at our 2002 annual meeting. On July 24, 2002, we notified Mr. Coates of the nominating committee's determination.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently have three standing committees. The compensation committee, which met once during our 2002 fiscal year, is composed of Messrs. Chelberg and Olshansky. The compensation committee has the authority, as delegated by the board of directors, to administer our executive compensation plans and to determine the salaries and incentive compensation, including the grant of stock options, to be received by our executive officers and employees.

     The audit committee, which met three times during our 2002 fiscal year, is composed of Messrs. Savner, Chelberg and Olshansky. The functions of the audit committee include the review of the planning and results of our annual audit, the adequacy of our internal accounting controls, and the auditing and accounting principles and practices to be used in the preparation of our financial statements. Each of the members of Northfield's audit committee is an independent director as defined in the applicable listing standards of the National Association of Securities Dealers, Inc.

     Our board of directors adopted a written charter for the audit committee in June 2000. In July 2002, our board of directors amended the audit committee charter to delegate to the audit committee the sole power and authority to appoint and replace Northfield's independent auditors and to determine what, if any, non-audit services are to be provided by our independent auditors. A copy of our amended audit committee charter is attached as an appendix to this document.

     The nominating committee is composed of Messrs. Chelberg and Savner. The nominating committee makes recommendations to our board of directors regarding the size and composition of the board, establishes procedures for the nomination process and recommends candidates for election to the board. The nominating committee was established in July 2002 and accordingly did not meet during our 2002 fiscal year. The nominating committee will consider nominees recommended by Northfield stockholders. The procedures to be followed for stockholders wishing to recommend director nominees for consideration by the nominating committee are described below under "Procedure for Submitting Stockholder Proposals and Nominations."

MEETING ATTENDANCE

     During fiscal 2002, our board of directors met four times, and no incumbent director attended fewer than 75 percent of the total number of meetings of the board of directors and the committees of which he was a member, except that Mr. Savner attended two of the four meetings of the board of directors.

COMPENSATION OF DIRECTORS


     We compensate outside directors for their participation at board of director meetings and at committee meetings of the board of directors at a rate of $1,000 per meeting. Directors are also reimbursed for their expenses for attending meetings of the board of directors and committees. In addition, non-employee directors receive grants of stock options under our Nonqualified Stock Option Plan for Outside Directors.


     Dr. Moss and Dr. Ness have provided consulting services to Northfield and have received compensation from Northfield for their services. Dr. Moss is a party to a consulting agreement under which he reviews and advises Northfield on research activities relating to PolyHeme. Dr. Moss's consulting agreement expires in August 2002, and it is expected the agreement will be extended for an additional year. Dr. Moss received $60,000 from Northfield under his consulting agreement during our 2002 fiscal year. Dr. Ness has provided consulting services to Northfield relating to FDA regulatory matters and the sourcing of red blood cells from major blood banking organizations. Northfield expects to enter into an agreement with Dr. Ness under which he will agree to continue to provide such services to Northfield. Dr. Ness received $80,000 from Northfield as payment for his consulting services during our 2002 fiscal year.


ADOPTION OF CODE OF BUSINESS CONDUCT


     Northfield has adopted a written code of business conduct that includes policies applicable to our directors, officers and employees relating to compliance with law, conflicts of interest, protection of confidential information, acceptance of gifts and entertainment, accuracy and integrity of books and records, political contributions, equal employment opportunity, workplace harassment and other matters. In connection with its approval of the code of business conduct, our board of directors has adopted a resolution requiring prior approval by our audit committee of any waivers of compliance with respect to the code granted to any Northfield director, officer or employee.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The board of directors will elect our executive officers at its first meeting following the annual meeting. Our executive officers are as follows:

                   NAME                                               POSITION
                   ----                                               --------
Steven A. Gould, M.D......................    Chairman of the Board of Directors and Chief Executive
                                              Officer
Jack J. Kogut.............................    Vice President -- Finance, Secretary and Treasurer
John A. Dybas, Jr.........................    Vice President -- Regulatory Affairs
Marc D. Doubleday.........................    Vice President -- Process Engineering
Robert L. McGinnis........................    Vice President -- Manufacturing Development

-------------------------

     A biographical summary of the business experience of Dr. Gould is included under "Election of Directors."

     Mr. Kogut, age 55, has served as Vice President -- Finance since 1986. Mr. Kogut has also served as Northfield's Secretary and Treasurer since January 1994. From 1982 to 1986, he was the Group Controller-Health Products for Sybron Corporation and also served as President of Sybron Asia. Mr. Kogut received his M.B.A. degree from Loyola University of Chicago in 1972.

     Mr. Dybas, age 64, has served as Vice President -- Regulatory Affairs since January 1996. From 1989 to 1996, he served as Northfield's Director of Regulatory Affairs. Prior to 1989, Mr. Dybas was a Director of Regulatory Affairs for the Pharmaceutical Products Division of Abbott Laboratories, Inc. and was a self-employed consultant. Mr. Dybas received his M.S. degree from Syracuse University in 1963.

     Mr. Doubleday, age 43, has served as the Vice President -- Process Engineering since December 1994. Prior to that time, he served as Northfield's Plant Manager and Senior Process Engineer. Before joining Northfield in 1988, Mr. Doubleday was employed in various capacities with Davy McKee, Millipore Corporation and Abbott Laboratories, Inc. Mr. Doubleday received his M.M. degree from Northwestern University in 1991.

     Mr. McGinnis, age 38, has served as the Vice President -- Manufacturing Development since August 1997. From 1995 to 1997, Mr. McGinnis was a Project Manager for Raytheon Engineering and Construction. Prior to 1995, Mr. McGinnis was employed by the John Brown division of Trafalgar House as a Project Manager and Engineer. Mr. McGinnis received his MBA degree from the University of Chicago in 1995.

EXECUTIVE COMPENSATION

     The following table summarizes all compensation paid for our last three completed fiscal years to our Chief Executive Officer and four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                       ------------
                                          ANNUAL COMPENSATION                           SECURITIES
                                     -----------------------------    OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION          YEAR(1)    SALARY     BONUS     COMPENSATION(2)    OPTIONS(#)
---------------------------          -------    ------     -----     ---------------    ----------
Richard E. DeWoskin................   2002     $281,525   $139,024       $27,306              --
Chief Executive Officer(3)            2001      268,867         --        25,838          18,000
                                      2000      262,309         --        24,209              --

Steven A. Gould, M.D...............   2002      298,682    147,487        30,830              --
President(4)                          2001      285,233         --        27,554          15,000
                                      2000      278,276         --        26,292              --

Jack J. Kogut......................   2002      235,888    116,479        25,052              --
Vice President -- Finance             2001      225,266         --        24,663          12,000
                                      2000      219,772         --        22,790              --

John A. Dybas, Jr. ................   2002      184,369     47,426        15,044          10,000
Vice President -- Regulatory          2001      174,771         --        14,650          10,000
Affairs                               2000      167,646         --        14,741              --

Marc D. Doubleday..................   2002      163,604     39,423        11,259          10,000
Vice President -- Process             2001      153,509     15,000         9,841          12,000
Engineering                           2000      143,354         --         9,617              --

-------------------------
(1) Our fiscal year begins on June 1 and ends on May 31. Our 2002 fiscal year ended May 31, 2002.

(2) The indicated amounts represent life insurance premiums paid by Northfield and contributions made by Northfield to the indicated executive officer's 401(k) plan account.

(3) Mr. DeWoskin resigned as our Chief Executive Officer in July 2002.

(4) Dr. Gould was elected as our Chief Executive Officer in July 2002.

     The following table sets forth all options granted to our Chief Executive Officer and other named executive officers during our last completed fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                    POTENTIAL REALIZABLE
                                             PERCENT OF                               VALUE AT ASSUMED
                               NUMBER OF       TOTAL                               ANNUAL RATES OF STOCK
                               SECURITIES     OPTIONS                              PRICE APPRECIATION FOR
                               UNDERLYING    GRANTED TO    EXERCISE                    OPTION TERM(1)
                                OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION   ----------------------
            NAME                GRANTED     FISCAL YEAR     ($/SH)       DATE         5%          10%
            ----               ----------   ------------   --------   ----------   ---------   ----------
Richard E. DeWoskin..........        --           --           --            --          --           --
Steven A. Gould, M.D. .......        --           --           --            --          --           --
Jack J. Kogut................        --           --           --            --          --           --
John A. Dybas, Jr. ..........    10,000           18%       14.17     9/21/2011     $89,271     $225,303
Marc D. Doubleday............    10,000           18%       14.17     9/21/2011      89,271      225,303


-------------------------
(1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

     Our Chief Executive Officer and other named executive officers did not exercise any stock options during our 2002 fiscal year. The following table sets forth information regarding the aggregate value as of May 31, 2002 of unexercised stock options held by these individuals.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING              VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                   SHARES                         AT FISCAL YEAR-END          AT FISCAL YEAR-END(1)
                                  ACQUIRED         VALUE       -------------------------    -------------------------
            NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----                 -----------    -----------    -------------------------    -------------------------
Richard E. DeWoskin..........       --            --                109,500/23,500                    $--/--
Steven A. Gould, M.D. .......       --            --                136,250/18,750                    --/--
Jack J. Kogut................       --            --                 86,750/15,250                    --/--
John A. Dybas, Jr. ..........       --            --                 41,000/20,000                    --/--
Marc D. Doubleday............       --            --                 41,500/21,500                    --/--

-------------------------
(1) These figures are based on a fair market value for our common stock at May 31, 2002 of $4.12 per share, the closing price of the common stock as reported by the Nasdaq National Market as of that date. May 31, 2002 represents the last trading day in our 2002 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of the board of directors consists of Messrs. Chelberg and Olshansky. Neither of the members of the compensation committee is a current or former Northfield officer or employee or was a party to any disclosable related party transaction involving Northfield during our 2002 fiscal year.

EMPLOYMENT AGREEMENTS

     We have employment agreements with Steven A. Gould, M.D., our Chief Executive Officer, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. These employment agreements provide for terms expiring in December 2002. The annual salaries payable under the employment agreements with Dr. Gould and Mr. Kogut are $303,822 and $239,947, respectively. The employment agreements provide that the salaries of the respective executive officers may be reviewed annually by the board of directors and may be increased but not decreased from the foregoing amounts. The employment agreements also provide for cash bonus payments upon our filing of a Biologic License Application for PolyHeme with the FDA as well as for the approval of the application by the FDA. Filing bonuses of $147,487 and $116,479, respectively, were paid to Dr. Gould and Mr. Kogut during our 2002 fiscal year. The employment agreements also permit the executive officers to participate in all other employee benefit plans and programs we make available generally to our employees.


     Each of the employment agreements provides that if the term of the agreement is not extended beyond December 31, 2002 and the executive officer subsequently ceases to be employed by Northfield for any reason other than his death, disability or discharge for cause, we will be obligated to continue to pay the executive officer his full base salary for a specified period. If, at the time of the executive officer's termination of employment, Northfield has extended a written offer of continuing employment to the executive officer providing for employment terms and compensation substantially equivalent to those provided in his current employment agreement, the specified salary continuation period ends on December 31, 2003. If such an offer has not been extended, the specified salary continuation period ends on December 31, 2004. The employment agreements also provide for certain payments following a termination of employment of the executive officer in connection with a change in control of Northfield. Upon the involuntary termination of the employment of either of the executive officers by us in connection with a change in control, or upon the voluntary termination of employment by any of the executive officers for "good reason" following a change in control, we will generally be obligated to continue to pay the executive officer his full base salary until the second anniversary of the date of the termination of his employment. We are also obligated to continue to provide medical insurance and other benefits to the executive officer and his dependents during this period. If Dr. Gould and Mr. Kogut were each to terminate their employment in connection with a change in control of Northfield, we would be obligated to make payments to the two executive officers totaling approximately $1,100,000 and would incur additional costs relating to providing continuing employee benefits to the executive officers for a two-year period.


SEPARATION ARRANGEMENTS


     Richard E. DeWoskin resigned as our Chairman and Chief Executive Officer in July 2002, following the end of our 2002 fiscal year. In connection with Mr. DeWoskin's resignation, we entered into a separation agreement and a consulting agreement with Mr. DeWoskin. These agreements were entered into by mutual agreement between the parties and are in lieu of the post-employment payments and benefits to which Mr. DeWoskin would have been entitled under the terms of his employment agreement with Northfield.


     The separation agreement with Mr. DeWoskin provides for the termination of his employment agreement with Northfield, with the exception that he will continue to be entitled to receive a bonus of $278,048 if Northfield receives FDA approval for the commercial sale of PolyHeme in the United States for any indication on or prior to December 31, 2004. We agreed pursuant to the separation agreement to assign certain individual life insurance policies to Mr. DeWoskin and continue to provide Mr. DeWoskin and his eligible dependents with coverage under our group medical and dental insurance plans (or substantially equivalent plans) through December 31, 2004. The separation agreement also provides for the waiver of certain vesting requirements and exercise restrictions applicable to the stock options held by Mr. DeWoskin.

     Under the terms of his consulting agreement, Mr. DeWoskin has agreed to provide consulting services to Northfield with respect to certain scientific, regulatory, manufacturing, intellectual property and other matters. Mr. DeWoskin's consulting agreement provides for the payment of a monthly consulting fee of $26,962 and the reimbursement of certain reasonable out-of-pocket business and travel expenses incurred by Mr. DeWoskin on behalf of Northfield. The consulting agreement expires on December 31, 2004 unless extended by mutual agreement of the parties.

INDEMNIFICATION AGREEMENTS


     We have written indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify our directors and executive officers to the maximum extent permitted by law and to advance all expenses they may reasonably incur in connection with the defense of any claim or proceeding in which they may be involved as a party or witness. The agreements specify certain procedures and assumptions applicable in connection with requests for indemnification and advancement of expenses and also require us to continue to maintain directors and officers and fiduciary liability insurance for a six-year period following any change in control transaction. The rights provided to our directors and executive officers under their indemnification agreements are in addition to any other rights such individuals may have under our restated certificate of incorporation or bylaws, applicable law or otherwise.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     We have four equity compensation plans under which shares of our common stock are authorized for issuance. The following table sets forth certain information regarding these plans as of May 31, 2002, the end of our last completed fiscal year.

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------------------------------------------------------------------------------------------
                       NUMBER OF SHARES TO BE ISSUED                                       NUMBER OF SHARES REMAINING
                       UPON EXERCISE OF OUTSTANDING    WEIGHTED-AVERAGE EXERCISE PRICE    AVAILABLE FOR FUTURE ISSUANCE
PLAN CATEGORY                  STOCK OPTIONS            OF OUTSTANDING STOCK OPTIONS     UNDER EQUITY COMPENSATION PLANS
-------------          -----------------------------   -------------------------------   -------------------------------
Equity compensation
  plans approved by
  stockholders.......                  --                              --                                 --
Equity compensation
  plans not approved
  by stockholders....             694,000                           11.81                            563,000
                                  -------                           -----                            -------
Total................             694,000                           11.81                            563,000

     Each of our equity compensation plans is a stock option plan that provides for the issuance of stock options at prices not less than the per share fair market value of our common stock on the date of grant. Individual grants to directors, officers and employees under our plans have generally been made pursuant to individual grant agreements that contain additional terms and conditions, such as vesting requirements and restrictions on exercise of the granted options after termination of employment. The compensation committee of our board of directors acts as the administrator of each of our stock option plans.

     Our Restated Nonqualified Stock Option Plan lapsed on September 30, 1996. Following termination of this plan, all options outstanding prior to plan termination continue to be exercisable in accordance with their terms. As of May 31, 2002, options to purchase a total of 77,000 shares of common stock at prices of $6.38 and $15.19 per share were outstanding under this plan. These options expire in 2003 and 2004, ten years after the date of grant.


     The Northfield Laboratories Inc. 1996 Stock Option Plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2002, options to purchase a total of 472,500 shares of common stock at prices between $9.56 and $15.41 were outstanding under the 1996 plan. These options expire between 2006 and 2010, ten years after the date of grant.


     The Northfield Laboratories Inc. 1999 Stock Option Plan was established effective June 1, 1999. The 1999 plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2002, options to purchase a total of 114,500 shares of common stock at prices between $7.83 and $14.17 were outstanding under the 1999 plan. These options expire in 2011 and 2012, ten years after the date of grant.


     Our Nonqualified Stock Option Plan for Outside Directors provides for the granting of stock options to purchase up to 200,000 shares of common stock to directors who are neither employees of nor consultants to Northfield and who were not directors on June 1, 1994. As of May 31, 2002, options to purchase a total of 30,000 shares of common stock at prices of $11.18 and $13.38 per share were outstanding under this plan. These options expire in 2008 and 2011.


EMPLOYEE BENEFIT PLANS

     We sponsor a defined contribution 401(k) savings plan covering each of our employees satisfying certain minimum length of service requirements. We make discretionary contributions to this plan subject to certain maximum contribution limitations. Our expenses incurred under this plan for the years ended May 31, 2002, 2001 and 2000 were $157,294, $145,051 and $129,496, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.


     To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended May 31, 2002, our officers, directors and greater than 10% beneficial owners complied during our last fiscal year with all applicable
Section 16(a) filing requirements.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the compensation committee of the board of directors discusses our executive compensation policies and the bases for the compensation paid to our Chief Executive Officer during our last completed fiscal year.

COMPENSATION POLICY

     Our policy with respect to executive compensation has been designed to compensate executive officers fairly and adequately in relation to their responsibilities, capabilities and contributions to Northfield. We have also sought to align the interests of senior management with those of our stockholders with respect to long-term increases in the price of our stock. The compensation committee considers it essential to our success that the compensation paid to executive officers remain competitive with similar or competitive companies in order to attract and retain the talented senior management necessary to achieve our business objectives.

COMPONENTS OF COMPENSATION

     The components of compensation paid for our last completed fiscal year to our executive officers consisted of base salary, stock option grants, cash bonuses and certain other benefits. During our last completed fiscal year, we had employment agreements which provided for specified annual salaries with Richard E. DeWoskin, our former Chief Executive Officer, Steven A. Gould, M.D., our current Chief Executive Officer, and Jack J. Kogut, our Vice
President -- Finance, Secretary and Treasurer. See "Management -- Employment Agreements" and " -- Separation Arrangements." The annual salaries provided in these employment agreements were determined based principally on the compensation levels for similar or competitive companies, including companies in the pharmaceutical and biomedical industries, as well as the levels of responsibility and experience of the individual executive.

     During our last completed fiscal year, we issued stock options to acquire 20,000 shares of common stock to two of our named executive officers. These options were issued in recognition of these officers' significant contributions to the clinical development of PolyHeme. The other benefits provided to our executive officers consist of enhanced life and disability insurance coverage. Executive officers are also eligible for coverage under our general medical and life insurance programs and may participate in our defined contribution 401(k) savings plan on the same terms as other employees.

CHIEF EXECUTIVE OFFICER COMPENSATION


     During our 2002 fiscal year, our former Chief Executive Officer, Richard E. DeWoskin, received $281,525 in base salary and a bonus of $139,024 pursuant to the terms of his employment agreement. The bonus became payable upon the filing with the FDA of Northfield's Biologics License Application for PolyHeme. The terms of Mr. DeWoskin's employment agreement were determined based principally on compensation levels applicable to the chief executive officers of similar or competitive companies and secondarily on Mr. DeWoskin's prior contributions to Northfield and his high level of experience and involvement with the development and clinical testing of PolyHeme.


                                        Members of the Compensation Committee

                                        Bruce S. Chelberg
                                        Jack Olshansky

                             AUDIT COMMITTEE REPORT

     Our audit committee has (i) reviewed and discussed our audited financial statements with management, (ii) discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as amended, (iii) received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as amended, and (iv) discussed with our independent accountants the accountants' independence. Based on the review and discussions referred to above, the audit committee has recommended to our board of directors that our audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended May 31, 2002 for filing with the Securities and Exchange Commission.

                                        Members of the Audit Committee

                                        David A. Savner, Chairman
                                        Bruce S. Chelberg
                                        Jack Olshansky

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on our common stock from May 31, 1997 through May 31, 2002 with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Index. The total stockholder return assumes that $100 was invested in our common stock and each of the two indexes on May 31, 1997 and also assumes the reinvestment of any dividends. The return on our common stock is calculated using the closing price for the common stock on May 31, 2002, as quoted on The Nasdaq Stock Market, Inc. Past financial performance may not be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE REPORT FOR
                          NORTHFIELD LABORATORIES INC.

             PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
              PRODUCED ON 06/19/2002 INCLUDING DATA TO 05/31/2002
[COMPARISON OF CUMULATIVE TOTAL RETURN]

                                               NASDAQ PHARMACEUTICAL                                     NASDAQ STOCK MARKET (US
                                                    STOCK INDEX          NORTHFIELD LABORATORIES INC.          COMPANIES)
                                               ---------------------     ----------------------------    -----------------------
May 30, 1997                                          100.000                      100.000                       100.000
May 29, 1998                                          103.744                      155.063                       126.822
May 28, 1999                                          137.575                      122.152                       178.868
May 31, 2000                                          254.047                      112.658                       245.135
May 31, 2001                                          270.221                      168.203                       152.112
May 31, 2002                                          185.419                       41.722                       117.102

-------------------------
     The Report of the Compensation Committee on Executive Compensation, the Audit Committee Report and the Stock Performance Graph are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of July 31, 2002, for (i) each of our executive officers named under "Management -- Executive
Compensation -- Summary Compensation Table," (ii) each of our current directors,
(iii) each of our director nominees who is not a current director, (iv) each other person who is known by us to be the beneficial owner of more than five percent of our outstanding common stock and (v) all of our current directors and executive officers as a group. Except as otherwise indicated, the address of each person named in the following table is c/o Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800.

                                                                                   PERCENTAGE
                                                                 NUMBER           BENEFICIALLY
NAME OF STOCKHOLDER                                             OF SHARES           OWNED(1)
-------------------                                             ---------         ------------
Steven A. Gould, M.D........................................      664,700(2)           4.6%
Jack J. Kogut...............................................      151,560(3)           1.1%
John A. Dybas, Jr...........................................       59,000(4)              *
Marc D. Doubleday...........................................       48,500(5)              *
Robert L. McGinnis..........................................       31,000(6)              *
Gerald S. Moss, M.D.........................................      589,150              4.1%
  c/o UIC College of Medicine
  1853 West Polk Avenue
  Chicago, Illinois 60612
Bruce S. Chelberg...........................................       10,000(7)              *
  300 Park Boulevard
  Suite 201
  Itasca, Illinois 60143
Jack Olshansky..............................................       38,017(8)              *
  78305 Sunrise Canyon Avenue
  Palm Desert, California 92211-2601
David A. Savner.............................................       27,000(9)              *
  c/o General Dynamics Corporation
  3190 Fairview Park Drive
  Falls Church, Virginia 22042
John F. Bierbaum............................................    1,502,345(10)         10.5%
  c/o PepsiAmericas, Inc.
  60 South Sixth Street
  Minneapolis, Minnesota 55402
Paul M. Ness, M.D...........................................            0                 *
  1018 Brooklandwood Road
  Lutherville, MD 21093
PepsiAmericas, Inc..........................................    1,502,345(11)         10.5%
  60 South Sixth Street
  Suite 3880
  Minneapolis, Minnesota 55402
Richard E. DeWoskin.........................................      775,715(12)          5.4%
  P.O. Box 3264
  St. Charles, Illinois 60174
All current directors and executive officers as a group
  (nine persons)............................................    1,618,927             11.0%

-------------------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Includes 136,250 shares of common stock which Dr. Gould is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 484,630 shares held in a personal trust and 43,820 shares held in a family trust. Does not include 18,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (3) Includes 86,750 shares of common stock which Mr. Kogut is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 64,805 shares held in a personal trust. Does not include 15,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (4) Includes 46,000 shares of common stock which Mr. Dybas is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 15,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (5) Includes 47,000 shares of common stock which Mr. Doubleday is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 16,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (6) Includes 31,000 shares of common stock which Mr. McGinnis is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 16,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (7) Includes 10,000 shares of common stock which Mr. Chelberg is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 5,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (8) Includes 30,000 shares of common stock which Mr. Olshansky is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (9) Includes 25,000 shares of common stock which Mr. Savner is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 5,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(10) Includes shares of common stock held by PepsiAmericas, Inc. Mr. Bierbaum is Executive Vice President and a director of PepsiAmericas, Inc. Under the rules and regulations of the Securities and Exchange Commission, Mr. Bierbaum may be deemed a beneficial owner of the stock held by PepsiAmericas, Inc. Mr. Bierbaum disclaims beneficial ownership of the stock held by PepsiAmericas, Inc.

(11) Based on the information reported in the Schedule 13G filed with the Securities and Exchange Commission by PepsiAmericas, Inc., formerly known as Whitman Corporation.

(12) Includes 133,000 shares of common stock which Mr. DeWoskin is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include any shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

     ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our board of directors has selected KPMG LLP as Northfield's independent auditors for the fiscal year ending May 31, 2003 and has further directed that the selection of independent auditors be submitted for approval by our stockholders at the annual meeting. KPMG LLP has served as Northfield's independent auditors since 1985. During fiscal 2002, we paid KPMG LLP the following fees:

     Audit Fees                 $51,800
     Non-Audit Fees             $18,150

     We expect a representative of KPMG LLP to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions. The board of directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent auditors for fiscal 2003.

         PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS AND NOMINATIONS


     Stockholders may present proper proposals for inclusion in Northfield's proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy statement for our next annual meeting, stockholder proposals must be received by us no later than April 9, 2003, and must otherwise comply with the requirements of the applicable rules of the Securities and Exchange Commission.


     In addition, our restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder nominations for director and stockholder proposals not included in our proxy statement, to be brought before any annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting, except if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to our stockholders, in which event notice by the stockholders to be timely must be received no later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made. It is currently expected that our 2003 annual meeting of stockholders will be held on or about September 15, 2003. Therefore, the deadline under our restated bylaws for timely submission of director nominations and stockholder proposals for consideration at our 2003 annual meeting is currently expected to be July l7, 2003. Stockholder nominations for director are also required under our restated bylaws to include certain information regarding the director nominee and the stockholder making the nomination.

     All notice of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary.

                                    GENERAL

     The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on these matters.

                                    ANNEX A

                            PARTICIPANT INFORMATION

     Northfield and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with Northfield's 2002 annual meeting of stockholders. The participants in this solicitation may include Northfield's current directors, Steven A. Gould, M.D., Gerald S. Moss, M.D., Bruce S. Chelberg, Jack Olshansky and David A. Savner, Northfield's director nominees who are not current directors, John F. Bierbaum and Paul M. Ness, M.D., and Jack J. Kogut, Northfield's Vice President of Finance.

     Information regarding the business address, the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on with respect to each the named participants is set forth in Northfield's proxy statement. The business address of Mr. Kogut is Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800.

     The number of shares of Northfield's common stock beneficially owned by each of the named participants is set forth in Northfield's proxy statement. All of the shares owned of record by any of the named participants are beneficially owned by such participant. No part of the purchase price or market value of the shares of Northfield's common stock beneficially owned by the named participants is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares. None of the named participants has purchased or sold any shares of Northfield's common stock within the past two years.

     None of the named participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Northfield, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. None of the named participants has been convicted during the past ten years in a criminal proceeding (excluding traffic violations and similar misdemeanors).

     Steven A. Gould, M.D., Northfield's Chairman and Chief Executive Officer, and Jack J. Kogut, Northfield's Vice President -- Finance, are parties to employment agreements with Northfield. The principal terms of these employment agreements are described in Northfield's proxy statement under "Management -- Employment Agreements." Gerald S. Moss, M.D. is a party to a consulting agreement under which he reviews and advises Northfield on research activities relating to PolyHeme. Paul M. Ness, M.D. has provided consulting services to Northfield relating to FDA regulatory matters and the sourcing of red blood cells from major blood banking organizations. Northfield expects to enter into an agreement with Dr. Ness under which he will agree to continue to provide such services to Northfield. Further information regarding the consulting services provided to Northfield by Dr. Moss and Dr. Ness is provided in Northfield's proxy statement under "Item 1. Election of Directors -- Compensation of Directors." Except for the foregoing agreements, none of the named participants or any of their respective associates has any arrangement or understanding with any person with respect to any future employment by Northfield or any of its affiliates or with respect to any future transaction to which Northfield or any of its affiliates will or may be a party.

                                                                      APPENDIX A



                          NORTHFIELD LABORATORIES INC.


                               BOARD OF DIRECTORS


                            AUDIT COMMITTEE CHARTER


                                 JULY 24, 2002



I.    AUDIT COMMITTEE PURPOSE



     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:



     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.



     - Exercise sole responsibility for hiring and firing the Company's independent auditor, and for approving any significant non-audit work by the auditor.



     - Monitor the independence and performance of the Company's independent auditors.



     - Provide an avenue of communication among the independent auditors, management and the Board of Directors.



     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.



II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS



     Audit Committee members shall meet the requirements of the Nasdaq Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.



     Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.



     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.



III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES



      REVIEW PROCEDURES



      1.Review and reassess the adequacy of this Charter at least annually.
        Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

                                                         AUDIT COMMITTEE CHARTER


                                                                   JULY 24, 2002



      2.Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.



      3.In consultation with the management and the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.



      4.Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 Communicating with Audit Committees (SAS 61). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.



      INDEPENDENT AUDITORS



     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and maintains sole responsibility for the hiring and firing of the Company's independent auditors. The Audit Committee should also approve any significant non-audit work by the auditor.



      5.Approve the fees and other significant compensation to be paid to the independent auditors.



      6.On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.



      7.Review, as needed, the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management and general audit approach.



      8.Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.



      9.Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.



     10.On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.



      OTHER AUDIT COMMITTEE RESPONSIBILITIES



     11.Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.



     12.Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.



     13.Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                          NORTHFIELD LABORATORIES INC.

----------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
----------------------------------------------------------------------------

1. ELECTION OF DIRECTORS - Nominees
Steven A. Gould, M.D., Gerald S. Moss, M.D., Bruce S. Chelberg, Jack Olshansky,
David A. Savner, John F. Bierbaum, Paul M. Ness, M.D.

                            FOR   WITHHOLD  FOR ALL,
                            ALL      ALL    EXCEPT
                                            NOMINEE(S) LISTED TO THE RIGHT.

                                                                             -----------------------------------------------
                            [ ]      [ ]      [ ]


                                                                             -------------     ----------------------------
                                                                             Date              Signature

                                                                                               ----------------------------
                                                                                               Signature

                                                                                               ---------------------------
                                                                                               Title(s)

                                                    FOR    AGAINST ABSTAIN
                                                                             NOTE:  Sign exactly as your name(s) appear hereon.
2. To ratify the appointment of KPMG LLP as                                  When signing as attorney, administrator, trustee,
independent auditors of the Company to serve        [ ]      [ ]      [ ]    guardian or any other representative capacity, please
for the Company's 2003 fiscal year.                                          so indicate.

3. In their discretion, to act on any other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof.



                             YOUR VOTE IS IMPORTANT!
             PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED PREPAID ENVELOPE.

PROXY                     NORTHFIELD LABORATORIES INC.
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 13, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack J. Kogut and Carmen Wilcox, and each of them, attorneys and proxies with full power of substitution, to vote at the Annual Meeting of the Stockholders of Northfield Laboratories Inc. to be held on Friday, September 13, 2002, at 10:00 A.M., local time, at 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.


         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL AND UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS THE ABOVE PERSONS MAY DEEM ADVISABLE.



         PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SEE REVERSE SIDE                                                SEE REVERSE SIDE
                 (Continued and to be signed on reverse side.)